UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2009

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in registration statements we may file from time to time.

Reportable Segment and Balance Sheet Revision

As previously reported, in the first fiscal quarter of 2009, we formed a new operating segment, the semiconductor and board test segment, from our existing segments. The new segment covers semiconductor equipment and services sold to semiconductor manufacturing and printer circuit board assembly customers. In addition, in the first quarter of 2009, we moved our microscopy measurement business from the bio-analytical measurement segment to the electronic measurement segment. All historical segment numbers have been recast to conform to this new reporting structure in our financial statements.

In addition and as previously reported, we have revised our consolidated balance sheet as of October 31, 2008 to correct an error in the classification of deferred tax assets and liabilities. During the April 30, 2009 quarter-end process, we noted that the October 31, 2008 U.S. deferred tax valuation allowances and certain deferred tax assets/ deferred tax liabilities were misclassified on the balance sheet as a result of improperly applying the jurisdictional netting rules of SFAS No. 109.

Pursuant to guidance by the Securities and Exchange Commission we have revised in Exhibit 99.1 to this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended October 31, 2008 (“Annual Report on Form 10-K”), to reflect the changes referenced above: Item 1, “Business,” Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” and Item 15, “Exhibits and Financial Statement Schedules.”  In addition, since it is the subject of the Report of Independent Registered Public Accounting Firm, we have included “Management’s Report on Internal Control over Financial Reporting” in Item 8. The “Management’s Report on Internal Control over Financial Reporting” has not been changed from the disclosure in the Annual Report on Form 10-K.

Further, we have revised in Exhibit 99.2 filed with this Current Report on Form 8-K the following items that were contained in our Quarterly Report on Form 10-Q for the quarter ended January 31, 2009 (“First Quarter Report”) to reflect the changes referenced above: Item 1, “Condensed Consolidated Financial Statements (Unaudited)” and Item 2, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Unaudited).”

This filing does not reflect any subsequent information or events other than adjustments to reflect the updated segment information in conjunction with the change in business structure and the revision of our consolidated balance sheet as of the periods ended October 31, 2008 and January 31, 2009 to correct an error in the classification of deferred tax assets and liabilities as specifically described above. The revisions included in the exhibits to this Current Report on Form 8-K reflect changes to the Annual Report on Form 10-K and our First Quarter Report as a result of the change in business structure and the revision to our consolidated balance sheet as of October 31, 2008. Without limitation of the foregoing, this filing does not purport to update Managements Discussion and Analysis of Financial Condition and Results of Operations contained in the Annual Report on Form 10-K and the First Quarter Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2009 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the Annual Report on Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Annual Report on Form 10-K

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1

Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Agilent Technologies, Inc. as of October 31, 2008 and October 31, 2007 and for each of the three years ended October 31, 2008, reflecting the change in reportable segments and the balance sheet revision, and including the Report of Independent Registered Public Accounting Firm and Management’s Report on Internal Control over Financial Reporting.

99.2

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of January 31, 2009 and for the quarters ended January 31, 2009 and January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President, Deputy General Counsel and Assistant
Secretary

Date: September 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1

Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Agilent Technologies, Inc. as of October 31, 2008 and October 31, 2007 and for each of the three years ended October 31, 2008, reflecting the change in reportable segments and the balance sheet revision, and including the Report of Independent Registered Public Accounting Firm and Management’s Report on Internal Control over Financial Reporting.

99.2

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of January 31, 2009 and for the quarters ended January 31, 2009 and January 31, 2008.